LOAN RECEIVABLE (Details Textual) - USD ($)	9 Months Ended
	Sep. 30, 2015	Jun. 10, 2013
Loans and Leases Receivable, Related Parties	$ 300,000
Interest Receivable, Current	3,760
Subordinated Debt	$ 200,000
Loans and Leases Receivable, Description	Of the $300,000, $150,000 is repayable upon the earliest of May 5, 2016, the consummation of certain possible transactions and any consolidation, merger, combination, reorganization or other similar transaction entered into by the Borrower, and interest is payable semi-yearly. The remaining $150,000, along with accrued interest, is repayable upon the earliest of the nine month anniversary of the termination date of any letter of intent with respect to a Possible Transaction and the consummation of certain Possible Transactions or any other similar transaction similar to a Possible Transaction without the participation of the Company.
Secured loan [Member]
Debt Instrument, Interest Rate, Stated Percentage	6.00%	10.00%